EXHIBIT No. 32.1

STATEMENT PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Gerald E. Sklar, Chief Executive Officer of Winmax Trading Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge;

1. The Annual Report on Form 10-KSB for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Winmax Trading Group, Inc.






                                                /s/ Gerald E. Sklar
                                                ----------------------------
                                                Gerald E. Sklar
                                                Chief Executive Officer
                                                Dated: June 23, 2006